EXHIBIT 99.3

           STOCK PURCHASE AGREEMENT (the "Agreement") dated as of June 28th 2002, by and between The First Connecticut Capital Corporation, a Connecticut corporation (the "Company"), and the individuals and firms listed on the signature page of this Agreement (the "Purchasers"). The names and addresses and the Federal Employer Identification or Social Security Numbers of the Purchasers are also set forth on the signature page.

           In consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


Section 1.  Sale of Common Stock and Warrants

           1.1 AUTHORIZATION. The Company, subject to shareholder approval, has authorized the sale and issuance to the Purchasers in the amounts set forth opposite their respective names on Exhibit A hereto of an aggregate of 250,000 shares of Common Stock (the "Shares") and 5-year Warrants (the "Warrants") to purchase an aggregate of 200,000 shares of Common Stock (the "Warrant Shares") initially exercisable at a price of $1.00 per share, the form of which shall be acceptable to the Company and the Purchasers.

           1.2 SALE AND ISSUANCE OF THE SHARES AND WARRANTS. Subject to the terms and conditions set forth in this Agreement, the Company will issue and sell to the Purchasers and the Purchasers will buy from the Company the Shares at a per share purchase price of $1.00 and the Warrants at a per Warrant purchase price of $.01.


SECTION 2. CLOSING DATE; DELIVERY.

           2.1 CLOSING DATE. The Closing, of the purchase and sale of the Shares and Warrants (together the "Securities") shall take place at the offices of Lev & Berlin, P.C. 535 Connecticut Avenue, Norwalk, Conn. 06854 at 10:00a.m., on the fifth business day following shareholder approval of this Agreement or at such other location, date, and time as may be agreed upon between the Purchasers and the Company (such closing being called the "Closing" and such date and time being called the "Closing Date") but in any event not later than October 31, 2002.

           2.2 DELIVERY AND PAYMENT. At Closing, the Company will deliver to the Purchasers a certificate or certificates, registered in each Purchaser's name, representing the number of Shares and Warrants to be purchased by each Purchaser at the Closing, against payment of the purchase price therefor, by (i) a certified or official bank check payable to the Company, (ii) by wire transfer per the Company's instructions, or (iii) by any combination of (i) and (ii) above. The Company shall not be obligated to issue and sell any Shares and Warrants unless all are purchased.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

           The Company represents and warrants to the Purchasers as follows:

3.1        ORGANIZATION AND STANDING; CERTIFICATE OF INCORPORATION AND BYLAWS.
The Company is a corporation duly organized and validly existing and is in good standing under the laws of the State of Connecticut. The Company has requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and is duly qualified as a foreign corporation in each jurisdiction in which such qualification is necessary. Copies of the Certificate of Incorporation and Bylaws of the Company have been provided to Purchasers. Said copies are true, correct and complete and reflect all amendments now in effect.





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           3.2 CORPORATE POWER. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, and to carry out and perform its obligations under the terms of this Agreement.

           3.3 SUBSIDIARIES. The Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity except as set forth on Schedule 3.3 hereto.

           3.4 CAPITALIZATION. The authorized capital stock in the Company consists of 3,000,000 shares of Common Stock, no par value, stated value $.50 per share ("Common Stock") of which 1,173,382 shares are issued and outstanding and an aggregate of 160,000 shares of Common Stock are reserved for issuance under the Company's Stock Option Plans. Except as set forth in this Agreement, there are no options, warrants or other rights to purchase or acquire any of the Company's authorized and unissued capital stock. All issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been offered, issued, sold and delivered by the Company in compliance with applicable Federal and state securities laws.

           3.5 AUTHORIZATION. All corporate action on the part of the Company and its directors (subject only to soliciting and obtaining stockholder approval) necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares, the Warrants and the Warrant Shares and the performance of the Company's obligations under this Agreement has been taken or will be taken prior to the Closing. This Agreement, constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable; the Warrants have been duly authorized and, when delivered and paid for, shall be exercisable in accordance with their terms; the Warrant Shares have been duly and validly reserved and, when issued upon exercise of the Warrants will be validly issued, fully paid and nonassessable and the Shares, the Warrants and the Warrant Shares will be free of any liens or encumbrances other than restrictions under pertinent Federal and State securities laws, rules and regulations.

           3.6 REGISTRATION RIGHTS. Except as provided to the Purchasers and as set forth in this Agreement, the Company is not under any contractual obligation to register under the Securities Act of 1933, as amended (the "ACT") any of its outstanding securities or any of its securities which may hereafter be issued, including but not limited to, the Shares, the Warrants and Warrant Shares except as provided in this Agreement hereafter.

           3.7 GOVERNMENTAL CONSENT, ETC. No consent, approval order or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Company (except the filing of a definitive proxy statement with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the SEC promulgated thereunder) is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Shares, the Warrants and the Warrant Shares or other transactions contemplated hereby or by the Sale Agreement hereinafter described, except the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares, the Warrants and the Warrant Shares under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished by the Company, at its expense, in a timely manner.

           3.8 OFFERING. Subject to the accuracy of the Purchasers' representations in Section 4 hereof, the offer, sale and issuance of the Shares, the Warrants and the Warrant Shares constitute transactions exempt from the registration requirements of Section 5 of the Act.

           3.9 PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it. The Company is not in default under any of such franchises, permits, licenses or other similar authority.


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           3.10 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in
violation of any term of its Certificate of Incorporation or Bylaws, or in any respect of any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree, or any order, statute, rule or regulation applicable to the Company. The execution, delivery and performance of and compliance with this Agreement, and the consummation of the transactions contemplated hereby, and the issuance of the Shares, the Warrants and the Warrant Shares have not resulted and will not result in any violation of, or conflict with, or constitute a default under any such term or provision, or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default or event which, with the passage of time or giving of notice or both, would constitute a violation or default which would adversely affect the business of the Company or any of its properties or assets.

           3.11 SALE TRANSACTION. The Company is a party to an agreement of even date herewith, pursuant to which it is proposed that it will sell the assets comprising the Company's mortgage banking business (herein the "Business") in the manner described in and contemplated thereby (the "Sale Agreement"). The Sale Agreement has been executed and delivered by the Company and the performance thereof has been duly authorized by all required corporate action, subject to approval of the Company's shareholders at the Annual or a Special Meeting of Shareholders to be convened as promptly as practicable after the date hereof. The Sale Agreement is a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, subject only to the aforesaid shareholders' approval. The representations and warranties made by the Company and the other parties thereto contained in the Sale Agreement are deemed incorporated herein as if made by the Company and such other parties and the Purchaser shall be a third party beneficiary thereof with the rights attendant thereto if there were any breach of, or misrepresentation contained in, any such representations or warranties.

           3.12 LITIGATION. There is neither pending nor threatened any action, suit, proceeding or claim, whether or not purportedly on behalf of the Company, to which the Company or any employee of the Company is or may be named as a party or to which the Company's, or any such person's property is or may be subject, except collection proceedings or foreclosures in the ordinary course of the Company's business in which the Company is plaintiff. To the best of the Company's knowledge, there is no basis for any such action, suit, proceeding or claim, in which an unfavorable outcome, ruling or finding in any such matter or for all such matters, taken as a whole, might have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company. The Company has no knowledge of any unasserted claim, the assertion of which is likely and which, if asserted, will seek damages, an injunction or other legal, equitable, monetary or nonmonetary relief which if granted would have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company.

           3.13 ISSUANCE TAXES. All taxes imposed by any taxing authority in connection with the issuance, sale and delivery of the Shares, the Warrants and the Warrant Shares shall have been fully paid, and all laws imposing such taxes shall have been fully complied with, prior to the Closing Date; however, Purchasers acknowledge their responsibility for any income, capital gain or similar tax arising out of the purchase or sale of the Securities or the exercise of the Warrants and that the Company has made no representation as to the tax consequences of said transactions.

           3.14 ILLEGAL OR UNAUTHORIZED PAYMENTS; POLITICAL CONTRIBUTIONS. Neither the Company nor any of its officers, directors, employees, agents or other representatives, or any other business entity or enterprise with which the Company is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company.



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           3.15 FINANCIAL STATEMENTS. The Balance Sheets of the Company as of
March 31, 2001 and 2002, and the related statements of income, changes in stockholders' equity and cash flow for the fiscal years then ended, as restated in 2001, audited by Saslow Lufkin & Buggy, LLP, including related notes and schedules (the "Financial Statements") are true and complete in all material respects and fairly present in all material respects the financial position and results of operations of the Company as at said dates and for the periods then ended, except as to the unaudited Financial Statements, which are subject to customary year and audit adjustments, not material in amount. The Financial Statements have been prepared in accordance with generally accepted accounting principles, (GAAP), consistently applied, except the unaudited financial statements may not have complete notes.

           3.16 ABSENCE OF UNDISCLOSED LIABILITIES. The Financial Statements, as restated, make full and adequate provision for all material obligations, liabilities and commitments (fixed and contingent) of the Company as of the dates thereof, and the Company had no material obligations, liabilities or commitments (fixed or contingent) which were required to be set forth or reserved in the Financial Statements or notes thereto in accordance with GAAP and were not so set forth or reserved.

           3.17 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the most recent Balance Sheet date, the Company has:

           (a)      conducted its business only in the ordinary course;
           (b) not suffered any material adverse change in its financial condition or results of operations;
           (c) not incurred any material obligation, liability or commitment (fixed or contingent), except trade obligations in the ordinary course of business; and
           (d) not sold, transferred or leased any of its properties or assets or entered into any transaction other than in the ordinary course of business, except this Agreement and the Sale Agreement.


           3.18 TAX MATTERS. The Company has prepared and filed, or duly obtained extensions therefor, with the appropriate Federal, State or local government agencies, all tax returns required to be filed; the Company has paid all taxes shown on such returns to be payable or which have come due pursuant to any assessment, etc.; the provisions, if any, in the Financial Statements are sufficient for all accrued and unpaid taxes; and the Deferred Income Taxes item on the March 31, 2002 Balance Sheet is true and correct in all material respects.


           3.19 SEC REPORTS. The Company has filed and is current with all reports, including but not limited to, Form 10-K Annual Report and Form-10Q Quarterly Report, required to be filed with the SEC, and each such report is correct and complete in all material respects and provides the information required to be included therein pursuant to SEC rules and regulations under the Exchange Act.

           3.20 BROKERS OR FINDERS. The Purchasers have not and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees in connection with the transactions contemplated hereby.

           3.21 INSURANCE.The Company has delivered to Purchasers a schedule setting forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, key person, workers' compensation coverage and bond and surety arrangements) which the Company is a party, a named insured, or otherwise the beneficiary of coverage:

           (a)      The name, address, and telephone number of the agent.
           (b) The name of the insurer, the name of the policyholder, and the name of each covered insured.
           (c)      The policy number and the period of coverage.
           (d) The scope (including an indication of whether the coverage is on a claims made, occurrence or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage.
           (e) A description of any retroactive premium adjustments or other material loss-sharing arrangements.


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With respect to each such insurance policy; (i) the policy is valid, binding, enforceable and in full force and effect; (ii) neither the Company nor, to the best knowledge of the Company, any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and, to the best knowledge of the Company, no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification or acceleration, under the policy; and (iii) no party to the policy has repudiated any material provision thereof.

           3.22 DISCLOSURE. Neither this Agreement, nor any other written statement furnished to the Purchaser or its counsel in connection with the offer and sale of the Shares, the Warrants and the Warrant Shares or in connection with the Sale Agreement, including the proxy statement related thereto to be filed by the Company as contemplated herein, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. There is no fact which the Company has not disclosed to the Purchasers in writing that, to the best knowledge of the Company, materially adversely affects, the ability of the Company to perform this Agreement and the Sale Agreement or the other actions contemplated herein.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

           The Purchasers hereby severally represent and warrant to the Company as follows:

           4.1 BUSINESS AND FINANCIAL EXPERIENCE. Each Purchaser is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that each Purchaser is capable of evaluating the merits and risks of the Purchaser's purchase of the Shares, the Warrants and the Warrant Shares as contemplated by this Agreement. Each Purchaser's financial situation is such that he or it can afford to bear the economic risk of holding the Shares, the Warrants and the Warrant Shares for an indefinite period of time and suffer complete loss of such Purchaser's investment.

           4.2 INVESTMENT INTENT; BLUE SKY. Each Purchaser is acquiring the Shares, the Warrants and the Warrant Shares for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to or for resale in connection with any distribution thereof. Each Purchaser understands that the issuance of the Shares, the Warrants and the Warrant Shares has not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act, the availability of which depends upon, among other things, the bona fide nature of the Purchaser's true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable Blue Sky laws.

           4.3 RULE 144. Each Purchaser acknowledges that the Shares, the Warrants and the Warrant Shares must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in a transaction directly with a "market maker", and the number of shares being sold during any three-month period not exceeding specified limitations. The Company makes no representation as to the future availability of any exemption from such registration requirements.


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           4.4 RESTRICTIONS ON TRANSFER; RESTRICTIVE LEGENDS. Each Purchaser
understands that the transfer of the Shares, the Warrants and the Warrant Shares, if applicable, is restricted by applicable state and federal securities laws, and that the certificates representing the Shares, the Warrants and the Warrant Shares will be imprinted with legends restricting transfer except in compliance therewith.

           4.5 ACCESS TO COMPANY INFORMATION. Each Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. The Purchaser has also had an opportunity to ask questions of officers of the Company. The Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe the material aspects of the Company's business, including the transactions contemplated by the Sale Agreement, but were not a thorough or exhaustive description.

           4.6 AUTHORIZATION. All action on the part of each Purchaser, the Purchaser's Board of Directors and stockholders or Trustees, as applicable, necessary for the authorization, execution, delivery and performance of this Agreement by the Purchaser, the purchase of and payment for the Shares, the Warrants and the Warrant Shares, if applicable, and the performance of all of such Purchaser's obligations under this Agreement has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by each Purchaser, shall constitute the valid and binding obligation of each Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The execution of this Agreement and consummation by Purchasers of the transactions on their part contemplated herein will not breach or violate any order or judgment of any court or governmental agency or any contract or agreement to which any of the Purchasers is a party or may be bound.

           4.7 BROKERS OR FINDERS. The Company has not and will not incur, directly or indirectly, as a result of any action taken by any Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

           4.8 NO VIOLATIONS, ETC. Neither Martin Cohen nor Bernard Zimmerman or any of the Purchasers has had a criminal conviction; been the subject of any regulatory enforcement action or any civil order or judgment involving financial fraud or wrongdoing; or been denied or had revoked any license or permit involving securities or any financial business.

SECTION 5. CONDITIONS TO CLOSING OF THE PURCHASERS.

           The Purchasers obligation to purchase the Shares and Warrants is, unless waived in writing by the Purchasers, subject to the fulfillment as of the Closing Date of the following conditions:

           5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the date of the Closing.

           5.2 COVENANTS.All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company have been performed or complied with in all material respects.

           5.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares, the Warrants and the Warrant Shares.

           5.4 SHAREHOLDER APPROVAL. The Company's shareholders shall have approved this Agreement, the Sale Agreement and the other matters requiring their approval as provided herein and in the Sale Agreement.


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           5.5 SALE AGREEMENT. The Company shall have consummated the Sale
Agreement in accordance with the terms and provisions thereof and upon consummation thereof, the Company shall have on hand not less than $1,250,000 in cash after payment of all of the Company's expenses, current or accrued, related to the transactions described herein and in the Sale Agreement, excluding cash to be derived from the sale of the Shares and Warrants as provided herein.

           5.6 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchaser a certificate of the Company executed by the President and Chief Executive Officer of the Company, dated as of the date of the Closing certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

           5.7 BOARD OF DIRECTORS. Upon the Closing date, the number of directors constituting the Board of Directors of the Company shall initially be five (5) and shall consist of Lawrence Yurdin, Michael Goldman, Martin Cohen, Bernard Zimmerman and one additional individual to be designated by Messrs. Cohen and Zimmerman.

           5.8 2002 EQUITY INCENTIVE PLAN. The Board of Directors and shareholders of the Company shall have authorized and adopted a 2002 Equity Incentive Plan, in form and content satisfactory to the Purchasers, for officers, directors, key employees and consultants of the Company other than Messrs. Cohen and Zimmerman, covering an aggregate of 150,000 shares of the Company's authorized and unissued Common Stock.

           5.9 EMPLOYMENT AGREEMENTS. All of the Company's employment agreements or relationships, written or oral, shall have been cancelled as of the Closing Date and the Company shall have no liability or obligation for severance, accrued vacation, bonus or other payment of any kind to any current or past employee of the Company.

           5.10 OUTSTANDING STOCK OPTIONS. Each holder of an option to purchase Common Stock of the Company who holds an option which is exercisable after the Closing Date shall have agreed in writing with the Company that notwithstanding any term or provision of any such option that any shares acquired upon exercise of an option may not be publicly offered or sold for a period of eighteen (18) months after the Closing Date.

           5.11 SUCESSOR GENERAL PARTNER. The purchaser designated in the Sale Agreement shall provide for a successor general partner in any limited partnership in which the Company serves in such capacity and shall indemnify and hold harmless the Company from any claim or liability which it may incur by reason of having served in such capacity.

           5.12 RELEASES. Each of the officers and directors of the Company shall execute and deliver a general release in customary form in favor of the Company.

           5.13 LEGAL OPINION. The Purchaser shall have received an opinion of Lev & Berlin, P.C., counsel to the Company covering such matters as Purchasers reasonably may request.

           5.14 SHARE AND WARRANT CERTIFICATES. The Company shall have issued to the Purchasers certificates representing the Shares and Warrants in accordance with this Agreement.

           5.15 INVESTIGATION SATISFACTORY. The Purchasers shall be satisfied in all respects with the results of their investigation of the Company and the proposed sale of the Business as described in the proxy statement contemplated herein and the independent evaluation of the Business.

           5.16 EXPENSES. The Company shall have paid the expenses set forth in
Section 9.5.

           5.17 PROCEEDINGS. On or before the Closing Date, all actions, proceedings, instruments and documents required by, or on behalf of, the Company to execute, deliver and carry out this Agreement, and all agreements incidental hereto, and all other related legal matters, shall be reasonably satisfactory to the Purchasers and their counsel.


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           5.18 NO MATERIAL EVENT. The Purchasers shall not have discovered any material error in, misstatement of or omission to disclose any material fact relating to the Company or the Sale Agreement.

           5.19 REPORTS AND RETURNS. The Company shall have filed its From 10-K Annual Report for the fiscal year ended March 31, 2002 and such other periodic reports as may be required and shall have filed Federal and State tax returns for such fiscal year.

SECTION 6. CONDITIONS TO CLOSING OF THE COMPANY.

           The Company's obligation to issue and sell and issue the Shares and Warrants is, unless waived in writing by the Company, subject to the fulfillment as of the Closing Date of the following conditions:

           6.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct in all material respects as of the Closing Date.

           6.2 COVENANTS. All covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

           6.3 COHEN AND ZIMMERMAN CONSULTING ARRANGEMENTS. The Company and Messrs. Cohen and Zimmerman shall have executed and delivered Consulting Agreements in form and content reasonably satisfactory to the Company and Messrs. Cohen and Zimmerman.

           6.4 SALE AGREEMENT. The Company shall have consummated the Sale Agreement in accordance with the terms and provisions thereof.

           6.5 INVESTMENT. The Purchasers shall have tendered, in the aggregate, at the Closing, consideration of not less than $252,000 for the Shares and Warrants.

           6.6 LEGAL OPINION. The Company shall have received an opinion from Jay J. Miller, Esq., counsel to the Purchasers, covering such matters as the Company reasonably may request.

           6.7 SHAREHOLDER APPROVAL. The Company's shareholders shall have approved this Agreement, the Sale Agreement and the other matters requiring their approval as provided herein and in the Sale Agreement.

           6.8 PROCEEDINGS. On or before the Closing Date, all actions, proceedings, instruments and documents, by or on behalf of the Purchasers to execute, deliver and carry out this Agreement and all agreements incidental hereto, and all other related legal matters, shall be reasonably satisfactory to the Company and its counsel.

           6.9 EXPENSES. The Company shall have paid the expenses set forth in
Section 9.5.

           6.10 COMPLIANCE CERTIFICATE. The Purchasers shall have delivered to the Company a certificate executed by each of the Purchasers dated as of the Closing Date certifying to the fulfillment of the conditions specified in Sections 6.1 and 6.2.



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SECTION 7. COVENANTS OF THE COMPANY.

           THE COMPANY HEREBY COVENANTS AND AGREES FOR THE BENEFIT OF THE PURCHASERS AS FOLLOWS:

           7.1 PROXY STATEMENT. As promptly as practicable after the date of this Agreement, the Company shall prepare and file a proxy statement under the Exchange Act and pertinent rules and regulations, relating to an Annual or Special Meeting of Shareholders of the Company to be held to consider and act upon, among other matters, the authorization and approval of this Agreement and the Sale Agreement; the election of five (5) directors; the adoption of a 2002 Equity Incentive Plan; the change of the Company's corporate name; and such other matters as may properly come before the meeting; and use its best efforts to have such material distributed at the earliest practicable date.

           7.2 INDEPENDENT EVALUATION. The Company shall engage a recognized appraiser to prepare a "fairness opinion" relating to the sale of the Business to be included in the Company's proxy material.

           7.3 OTHER OFFERS. Pending consummation of the transactions contemplated herein and in the Sale Agreement, the Company shall not seek or solicit other purchasers of the Business or any equity interest in the Company or otherwise entertain any proposal therefor, subject, however, to the fiduciary responsibility of the Company's Board of Directors. In the event the Company's Board of Directors determines not to proceed with the transactions provided herein or the Sale Agreement, the Company shall reimburse the Purchasers promptly upon request for all of their costs and expenses, including counsel fees, incurred by Purchasers in connection with this Agreement and the transactions contemplated herein.

           7.4 REGULATORY REPORTS. The Company shall prepare and file timely with the SEC, State securities departments and other cognizant regulatory authorities, including the NASD, such reports or other filings as may be required in connection with the transactions contemplated herein and in the Sale Agreement.

           7.5 REGISTRATION. If, after the Closing, a business transaction is consummated between the Company and an unaffiliated person or firm, the Company, upon request of the holders of not less than fifty (50%) percent of the Shares and Warrants or Warrant Shares, if the Warrants have been exercised, shall prepare and file at its expense a Registration Statement under the Act on appropriate form to permit the holders of such Securities to publicly offer and sell such Securities in the prevailing market or in negotiated transactions and shall use its best efforts to cause such Registration Statement to become effective at the earliest practicable date. In such event, such persons shall provide the Company with such information as it reasonably may request and the Company and the selling security holders shall indemnify each other as the Company's counsel reasonably may request. The Company shall also file such documents as may be required by State securities agencies; however, the Company shall not be required to qualify in any jurisdiction or generally consent to service of process and also make such filings as the NASD may require, in each instance at the Company's expense. The selling security holders shall be responsible for any underwriting discounts or commissions in connection with their sales of Securities.

           7.6 SALE AGREEMENT PROVISIONS. The Company may not amend any term, provision or condition of the Sale Agreement nor waive any condition or requirement thereof except upon the prior written consent of the Purchasers. Without limiting the generality of the foregoing, the Company may not cancel or amend any insurance coverage which it has as of the date of this Agreement

SECTION 8. COVENANTS OF THE PURCHASERS.

           The Purchasers hereby covenant and agree for the benefit of the Company as follows:

           8.1 INVESTMENT REPRESENTATION. Each of the Purchasers represents and agrees that he or it is acquiring the Shares, the Warrants and Warrant Shares for investment for his or its sole account and not with a view towards the public distribution or resale thereof and shall not offer, sell, transfer or assign any of the Securities except in compliance with pertinent Federal and State securities laws, rules and regulations. Each Purchaser consents that an appropriate restrictive legend be imprinted on the certificates for the Shares, Warrants, and Warrant Shares and the Company's stock transfer agent shall be instructed to make appropriate notation on the Company's stock transfer ledger.

           8.2 SHAREHOLDER DISTRIBUTION. Not later than ninety (90) days after the Closing Date, Purchasers shall cause the Company to distribute to its shareholders a pro-rata cash dividend to the extent that the Company's cash on hand following closing of the Sale Agreement and after payment of all expenses, current or accrued, related to the transactions provided herein and in the Sale Agreement exceeds $1,250,000, but excluding cash to be derived from the sale of the Shares and Warrants to the Purchasers herein; provided such dividend is at least $.15 per share to all of the Company's shareholders.

           8.3 LIQUIDATION. In the event the Company fails to complete a material transaction or series of transactions within three (3) years of the Closing of the transactions provided herein and in the Sale Agreement, Purchasers shall take all steps reasonably required to cause the Company to dissolve and distribute its cash then on hand, pro-rata, to its shareholders. For purposes hereof, a material transaction shall be defined as having an aggregate value of not less than $750,000. If the Company, at the expiration of said three (3) year period is then involved in good faith negotiations to consummate a material transaction, then the obligation to distribute the Company's cash as aforesaid shall be extended for a period not to exceed ninety
(90) days to permit the completion of such negotiations.

           8.4 COOPERATION. The Purchasers shall cooperate reasonably with the Company and provide such information as the Company or its counsel reasonably may request to prepare proxy material and regulatory reports or other filings.


SECTION 9. MISCELLANEOUS.

           9.1 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Connecticut without regard to conflict of laws provisions.

           9.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement, and any other documents delivered pursuant hereto, including exhibits or schedules hereto constitute the full and entire understanding and agreement among the parties with regard to the subject hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

           9.3 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger or overnight express, addressed:

           (a) if to the Purchasers to the address or fax number listed after such Purchaser's name on the signature page or at such other address as such Purchaser shall have furnished to the Company with a copy to:

                          Jay J. Miller, Esq.
                          430 East 57th Street          Fax: 212-758-0624
                          Suite 5D
                          New York, NY  10022


           (b)      if to the Company, to:

                          The First Connecticut Capital Corporation
                          1000 Bridgeport Avenue
                          Shelton, CT 06484             Fax: 203-944-5405


           or at such other address as the Company shall have furnished to the Purchasers with a copy to:

                          Duane Berlin, Esq.
                          Lev & Berlin, P.C.
                          535 Connecticut Avenue
                          Norwalk, CT  06854            Fax: 203-854-1652

           Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

           9.4 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall nay waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

           9.5 EXPENSES. Each of the parties to this Agreement shall bear its own costs, expenses and professional fees in connection with the negotiation and consummation of the terms hereof; however, if the transactions contemplated herein were not consummated for any reason other than Purchasers inability or unwillingness (except for a breach by the Company of its representations, warranties or obligations herein or a default by Buyer under the Sale Agreement, including the failure of Buyer to obtain all necessary consents of third parties) to perform their obligations herein or the failure by the Company's shareholders to authorize and approve the transactions contemplated herein and in the Sale Agreement, the Company shall reimburse the Purchasers, promptly upon request, for all of their expenses, including counsel or other professional fees, reasonably incurred in connection with the negotiation and preparation of this Agreement and the transactions contemplated herein, but in an amount not to exceed $35,000.

           9.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

           9.7 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

           9.8 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           9.9 SURVIVAL OF WARRANTIES. The representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive execution and delivery of this Agreement and the Closing for a period of two years and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

           9.10 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, as the case may be.

           9.11 FURTHER ASSURANCES. Each party hereto agrees to do all acts and things, and to make, execute and delivery such written instruments, as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

           IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the day and year first above written.

                               PURCHASERS:

                               -----------------------------------
                               Name:
                               Address:
                               Fax No.

                               ------------------------------------
                               Name:
                               Address:
                               Fax No.


                               The First Connecticut Capital Corporation


                               By:_________________________________
                                       Lawrence Yurdin
                                       President and Chief Executive Officer


           To induce Purchasers to execute and deliver this Agreement and to perform their obligations hereunder, the undersigned hereby agree to vote all of their shares of Common Stock of the Company in favor of the transactions provided herein at the Annual or a Special Meeting of Shareholders of the Company contemplated herein.

                               ------------------------------


                               ------------------------------


                               ------------------------------

                                    Exhibit A




           PURCHASER                         SHARES               WARRANTS

Bernard Zimmerman & Co. Inc.                 125,000               100,000
18 High Meadow Road
Weston, Conn.           06883

EIN # 13-2736451

Martin Cohen, Trustee                        125,000               100,000
Cohen Profit Sharing Plan
27 E. 65th Street
Apartment 11A
New York, NY    10021

EIN # 22-3415892

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